Supplement to the Current Prospectus

Effective January 1, 2008, the fee paid by the fund to MFS under the "Master Class R Administration and Service Agreement", for Class R2, Class R3, Class R4, and Class R5 shares, will be eliminated.

Effective January 1, 2008, under the main heading "Description of Share Classes" and under the sub-heading "How to Purchase, Redeem, and Exchange Shares - How to Purchase Shares", the following paragraph, applicable to Class R shares (if offered), will be deleted:

Class R shares are available for purchase only by retirement plans that held Class R shares of a fund on March 31, 2005, and by retirement plans (other than plans for which MFS or an affiliate provides participant recordkeeping, and plans for which MFS Heritage Trust Company serves as a trustee) that are held by MFSC at the plan or omnibus level.

Effective January 1, 2008, under the main heading "Description of Share Classes", the paragraphs reproduced below:

Class R1, Class R2, Class R3, Class R4 and Class R5 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Class R1, Class R2, Class R3, Class R4 and Class R5 shares generally are available to retirement plans only if either MFS or one of its affiliates is responsible for providing participant recordkeeping services (Serviced Plan) or MFS or one of its affiliates has entered into an administrative arrangement with a third party to provide certain recordkeeping and/or administrative services (Alliance Plan). Class R1, Class R2, Class R3, Class R4 and Class R5 shares are not generally available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and 529 tuition plans.

A Serviced Plan will be limited as to which class of shares it will be eligible to purchase under the terms of the service agreement between MFS or an affiliate and the sponsor of the retirement plan. Currently only Class R1, Class R2, Class R3, Class R4, Class R5, and Class I shares are offered to Serviced Plans; provided that Serviced

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Plans  that held  certain  other  classes  of shares of a fund on June 30,  2005
(March 31, 2005, with respect to Class R shares), may purchase additional shares of the same class of the fund and may exchange their shares for shares of the same class of any other fund.

....will be replaced in their entirety by the following:

Class R1, Class R2, Class R3, Class R4 and Class R5 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans (eligible retirement plans). Class R1, Class R2, Class R3, Class R4 and Class R5 shares are not generally available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans, and 529 tuition plans.

                The date of this supplement is November 1, 2007.